INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-93765 of Atchison Casting Corporation on Form S-8 of our report dated
December 27, 2001, appearing in this Annual Report on Form 11-K of the Quaker
Alloy, Inc. 401(k) Profit Sharing Plan for Union Employees for the year ended
June 30, 2001.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 11, 2001